EXHIBIT 21
SUBSIDIARIES OF BECTON, DICKINSON AND COMPANY

Exhibit 21 to Form 10-K	State of Jurisdiction of Incorporation	Percentage of Voting Securities Owned

Abastecedora de Dispositivos Medicos JL S.A. de C.V.	Mexico	100% (1)
Accuri Cytometers, Inc.	Delaware	100%
Alverix, Inc.	Delaware	100%
Alverix (M) Sdn. Bhd.	Malaysia	100% (1)
ARX SA	Switzerland	100% (1)
B-D U.K. Holdings Limited	United Kingdom	100% (1)
BD Holding S. de R.L. de C.V.	Mexico	100% (1)
BD Kiestra BV	Netherlands	100% (1)
BD Norge AS	Norway	100% (1)
BD Rapid Diagnostic (Suzhou) Co., Ltd.	China	100% (1)
BD Switzerland Sarl	Switzerland	100% (1)
BD West Africa Limited	Ghana	100% (1)
BD Ventures LLC	New Jersey	100%
BDIT Singapore Pte. Ltd.	Singapore	100% (1)
BDX INO LLC	Delaware	100%
Becton Dickinson A/S	Denmark	100% (1)
Becton Dickinson A.G.	Switzerland	100% (1)
Becton Dickinson Advanced Pen Injection Systems GmbH	Switzerland	100% (1)
Becton, Dickinson Aktiebolag	Sweden	100% (1)
Becton, Dickinson and Company, Ltd.	Ireland	100% (1)
Becton Dickinson Argentina S.R.L.	Argentina	100% (1)
Becton Dickinson Asia Holdings Ltd.	Gibraltar	100% (1)
Becton Dickinson Asia Limited	Hong Kong	100% (1)
Becton Dickinson Asia Pacific Limited	British Virgin Islands	100%
Becton Dickinson Austria Holdings GmbH	Austria	100% (1)
Becton Dickinson Austria GmbH	Austria	100% (1)
Becton Dickinson Benelux N.V.	Belgium	100% (1)
Becton Dickinson Bermuda L.P.	Bermuda	100% (1)
Becton, Dickinson B.V.	Netherlands	100% (1)
Becton Dickinson Biosciences, Systems and Reagents Inc.	California	100%
Becton Dickinson Canada Inc.	Canada	100% (1)
Becton Dickinson Caribe Ltd.	Cayman Islands	100% (1)
Becton Dickinson Croatia d.o.o.	Croatia	100% (1)
Becton Dickinson Czechia s.r.o.	Czech Republic	100% (1)
Becton Dickinson de Colombia Ltda.	Colombia	100% (1)

SUBSIDIARIES OF BECTON, DICKINSON AND COMPANY

Becton, Dickinson de Mexico, S.A. de C.V.	Mexico	100% (1)
Becton Dickinson del Uruguay S.A.	Uruguay	100% (1)
Becton Dickinson Dispensing Belgium BVBA	Belgium	100% (1)
Becton Dickinson Dispensing Spain S.L.U.	Spain	100% (1)
Becton Dickinson Dispensing UK Ltd.	United Kingdom	100% (1)
Becton Dickinson Dispensing France SAS	France	100% (1)
Becton Dickinson Dispensing Ireland Limited	Ireland	100% (1)
Becton Dickinson Dispensing Norge AS	Norway	100% (1)
Becton Dickinson Distribution Center N.V.	Belgium	100% (1)
Becton Dickinson Dublin Designated Activity Company	Ireland	100% (1)
Becton Dickinson East Africa Ltd.	Kenya	100% (1)
Becton Dickinson Europe Holdings S.A.S.	France	100% (1)
Becton Dickinson France S.A.S.	France	100% (1)
Becton Dickinson (Gibraltar) Holdings Ltd.	Gibraltar	100% (1)
Becton Dickinson (Gibraltar) Limited	Gibraltar	100% (1)
Becton Dickinson (Gibraltar) Management Limited	Gibraltar	100% (1)
Becton Dickinson Global Holdings I LLC	Delaware	100% (1)
Becton Dickinson Global Holdings II LLC	Delaware	100% (1)
Becton Dickinson Global Holdings III LLC	Delaware	100% (1)
Becton Dickinson Global Holdings Sarl	Luxembourg	100%
Becton Dickinson GmbH	Germany	100% (1)
Becton Dickinson GSA Beteilgungs GmbH	Germany	100% (1)
Becton Dickinson Guatemala S.A.	Guatemala	100% (1)
Becton Dickinson Hellas S.A.	Greece	100% (1)
Becton Dickinson Holdings Pte Ltd.	Singapore	100% (1)
Becton Dickinson Hungary Kft.	Hungary	100% (1)
Becton Dickinson India Private Limited	India	100% (1)
Becton, Dickinson Industrias Cirurgicas, Ltda.	Brazil	100% (1)
Becton Dickinson Infusion Therapy AB	Sweden	100% (1)
Becton Dickinson Infusion Therapy B.V.	Netherlands	100% (1)
Becton Dickinson Infusion Therapy Holdings AB	Sweden	100% (1)
Becton Dickinson Infusion Therapy Holdings UK Limited	United Kingdom	100% (1)
Becton Dickinson Infusion Therapy Systems Inc., S.A. de C.V.	Mexico	100% (1)
Becton Dickinson Infusion Therapy Systems Inc.	Delaware	100%
Becton Dickinson Infusion Therapy UK	United Kingdom	100% (1)
Becton Dickinson Ireland Holding Limited	Ireland	100% (1)
Becton Dickinson Insulin Syringe, Ltd.	Cayman Islands	100% (1)
Becton Dickinson Israel Ltd.	Israel	100%
Becton, Dickinson Italia S.p.A.	Italy	100% (1)
Becton Dickinson Ithalat Ihracat Limited Sirketi	Turkey	100% (1)

SUBSIDIARIES OF BECTON, DICKINSON AND COMPANY

Becton Dickinson Korea Holding, Inc.	Delaware	100%
Becton Dickinson Korea Ltd.	Korea	100% (1)
Becton Dickinson Ltd.	New Zealand	100% (1)
Becton Dickinson Luxembourg Finance S.a.r.L.	Luxembourg	100% (1)
Becton Dickinson Luxembourg Finco S.a.r.L.	Luxembourg	100% (1)
Becton Dickinson Luxembourg Holdings S.a.r.L	Luxembourg	100% (1)
Becton Dickinson Luxembourg Holdings II S.a.r.L	Luxembourg	100% (1)
Becton Dickinson Luxembourg LLC	Delaware	100% (1)
Becton Dickinson Luxembourg II LLC	Delaware	100%
Becton Dickinson Luxembourg III LLC	Delaware	100% (1)
Becton Dickinson Luxembourg LLC S.C.S.	Luxembourg	100% (1)
Becton Dickinson Luxembourg II S.C.S.	Luxembourg	95%/5% (1)
Becton Dickinson Luxembourg III LLC S.C.S.	Luxembourg	100% (1)
Becton Dickinson Luxembourg S.a.r.L.	Luxembourg	100% (1)
Becton Dickinson Malaysia, Inc.	Oregon	100%
Becton Dickinson Management GmbH & Co. KG	Germany	100% (1)
Becton Dickinson Management S.a.r.L	Luxembourg	100% (1)
Becton Dickinson Matrex Holdings, Inc.	Delaware	100%
Becton Dickinson (Mauritius) Limited	Mauritius	100%
Becton Dickinson Medical (S) Pte Ltd.	Singapore	100% (1)
Becton Dickinson Medical Devices (Shanghai) Co., Ltd.	P.R.C.	100% (1)
Becton Dickinson Medical Devices (Suzhou) Co., Ltd.	P.R.C.	100% (1)
Becton Dickinson Medical Products Pte. Ltd.	Singapore	100%
Becton Dickinson Netherlands Global Holdings I C.V.	Netherlands	100% (1)
Becton Dickinson Netherlands Global Holdings II C.V.	Netherlands	100% (1)
Becton Dickinson Netherlands Global Holdings III C.V.	Netherlands	100% (1)
Becton Dickinson Netherlands Holdings B.V.	Netherlands	100% (1)
Becton Dickinson Netherlands Holdings II B.V.	Netherlands	100% (1)
Becton Dickinson O.Y.	Finland	100% (1)
Becton Dickinson Overseas Services Ltd.	Nevada	100%
Becton Dickinson Pakistan (Pvt) Ltd.	Pakistan	100% (1)
Becton Dickinson Penel Limited	Cayman Islands	100% (1)
Becton Dickinson Philippines, Inc.	Philippines	100% (1)
Becton Dickinson Polska Sp.z.o.o.	Poland	100% (1)
Becton Dickinson Portugal, Unipessoal, Lda.	Portugal	100% (1)
Becton Dickinson Pty. Ltd.	Australia	100% (1)
Becton Dickinson (Pty) Ltd.	South Africa	100% (1)
Becton Dickinson Research Centre Ireland Limited	Ireland	100% (1)
Becton Dickinson Rowa Germany GmbH	Germany	100% (1)
Becton Dickinson Rowa Italy Srl	Italy	100% (1)

SUBSIDIARIES OF BECTON, DICKINSON AND COMPANY

Becton Dickinson S.A.	Spain	100% (1)
Becton Dickinson Sample Collection GmbH	Switzerland	100% (1)
Becton Dickinson Sdn. Bhd.	Malaysia	100% (1)
Becton Dickinson Slovakia s.r.o.	Slovakia	100% (1)
Becton Dickinson Sweden Holdings AB	Sweden	100% (1)
Becton Dickinson Switzerland Global Holdings SarL	Switzerland	100% (1)
Becton Dickinson (Thailand) Limited	Thailand	100% (1)
Becton Dickinson U.K. Limited	United Kingdom	100% (1)
Becton Dickinson Venezuela, C.A.	Venezuela	100% (1)
Becton Dickinson Venture LLC	Delaware	100%
Becton Dickinson Verwaltungs GmbH	Germany	100% (1)
Becton Dickinson Vostok LLC	Russia	100% (1)
Becton Dickinson Worldwide Investments Sa.r.L.	Luxembourg	100% (1)
Becton Dickinson Zambia Limited	Zambia	100% (1)
Benex Ltd.	Ireland	100% (1)
Cardal II, LLC	Delaware	100% (1)
CareFusion 213, LLC	Delaware	100% (1)
CareFusion 2200, Inc.	Delaware	100% (1)
CareFusion 2201, Inc.	Delaware	100% (1)
CareFusion 302, LLC	Delaware	100% (1)
CareFusion 303, Inc.	Delaware	100% (1)
CareFusion 304, LLC	Delaware	100% (1)
CareFusion Asia (HK) Limited	Hong Kong	100% (1)
CareFusion Australia 316 Pty Limited	Australia	100% (1)
CareFusion (Barbados) SrL	Barbados	100% (1)
CareFusion BH 335 d.o.o. Cazin	Bosnia	100% (1)
CareFusion Corporation	Delaware	100%
CareFusion Denmark 329 A/S	Denmark	100% (1)
CareFusion D.R. 203 Ltd.	Bermuda	100% (1)
Care Fusion Development Private Limited	India	100% (1)
CareFusion Finland 320 Oy	Finland	100% (1)
CareFusion France 309 S.A.S.	France	100% (1)
CareFusion Germany 277 GmbH	Germany	100% (1)
CareFusion Germany 318 GmbH	Germany	100% (1)
CareFusion Iberia 308 S.L.	Spain	100% (1)
CareFusion Israel 330 Ltd.	Israel	100% (1)
CareFusion Italy 311 S.r.l.	Italy	100% (1)
CareFusion Italy 312 S.p.A.	Italy	100% (1)
CareFusion Japan 324 GK	Japan	100% (1)
CareFusion Malaysia 325 Sdn Bhd	Malaysia	100% (1)

SUBSIDIARIES OF BECTON, DICKINSON AND COMPANY

CareFusion Manufacturing, LLC	Delaware	100% (1)
CareFusion Mexico 215 SA de CV	Mexico	100% (1)
CareFusion Netherlands 310 B.V.	Netherlands	100% (1)
CareFusion Netherlands 328 B.V.	Netherlands	100% (1)
CareFusion Netherlands 503 B.V.	Netherlands	100% (1)
CareFusion Netherlands 504 B.V.	Netherlands	100% (1)
CareFusion Netherlands Financing 283 C.V.	Netherlands	100% (1)
CareFusion New Zealand 313 Limited	New Zealand	100% (1)
CareFusion Norway 315 A/S	Norway	100% (1)
CareFusion Portugal 332 - Produtos Médicos, LDA	Portugal	100% (1)
CareFusion Resources, LLC	Delaware	100% (1)
CareFusion S.A. 319 (Proprietary) Limited	South Africa	100% (1)
CareFusion (Shanghai) Commercial and Trading Co. Limited	China	100% (1)
CareFusion Singapore 243 Pte. Ltd.	Singapore	100% (1)
CareFusion Solutions, LLC	Delaware	100% (1)
CareFusion Sweden 314 AB	Sweden	100% (1)
CareFusion U.K. 244 Limited	United Kingdom	100% (1)
CareFusion U.K. 305 Limited	United Kingdom	100% (1)
CareFusion U.K. 306 Limited	United Kingdom	100% (1)
Carmel Pharma AB	Sweden	100% (1)
Cell Analysis Systems, Inc.	Illinois	100% (1)
Cellular Research, Inc.	Delaware	100%
Chemocato LLC	Delaware	100% (1)
CME Ltd.	Israel	100%
CME UK (Holdings) Limited	United Kingdom	100% (1)
CME Medical (UK) Limited	United Kingdom	100% (1)
Corporativo BD de Mexico, S. de R.L. de C.V.	Mexico	100% (1)
CRISI Medical Systems, Inc.	Delaware	100%
Dantor S.A.	Uruguay	100% (1)
Difco Laboratories Incorporated	Michigan	100%
Distribuidora BD Mexico, S.A. de C.V.	Mexico	100% (1)
D.L.D., Ltd.	Bermuda	100% (1)
Dutch American Manufacturers (D.A.M.) B.V.	Netherlands	100% (1)
Enturia de México S. de R.L. de C.V.	Mexico	100% (1)
Enturican, Inc.	Kansas	100% (1)
Franklin Lakes Enterprises, L.L.C.	New Jersey	100%
GenCell Biosystems Ltd.	Ireland	100%
GenCell USA, LLC	Wisconsin	100%
GeneOhm Sciences Canada Inc.	Canada	100% (1)
Health Care Holdings in Sweden AB	Sweden	100% (1)

SUBSIDIARIES OF BECTON, DICKINSON AND COMPANY

HandyLab, Inc.	Delaware	100%
IBD Holdings LLC	Delaware	50%(1)
IVAC Overseas Holding L.P.	Delaware	100% (1)
Matrex Salud, de R.L. de C.V.	Mexico	50% (1)
Med-Safe Systems, Inc.	California	100%
Medegen, LLC	California	100% (1)
Nippon Becton Dickinson Company, Ltd.	Japan	100% (1)
Omega Biosystems Incorporated	Delaware	100%
PharMingen	California	100%
PreAnalytiX GmbH	Switzerland	50% (1)
Procesos para Esterilizacion, S.A. de C.V.	Mexico	100% (1)
PT Becton Dickinson Indonesia	Indonesia	100% (1)
RPM Home Health Care Limited	United Kingdom	100% (1)
Safety Syringes, Inc.	California	100%
Sendal, S.L.U.	Spain	100% (1)
Sirigen, Inc.	California	100%
Sirigen II Limited	United Kingdom	100% (1)
Sistemas Médicos ALARIS, S.A. de C.V.	Mexico	100% (1)
Staged Diabetes Management LLC	New Jersey	50% (1)
Surgical Site Solutions, Inc.	Wisconsin	100% (1)
STAR - Servicos de Assistencia Tecnica A Equipamento Medico Hospitalar Ltda.	Brazil	100% (1)
Touchstone Medical Limited	United Kingdom	100% (1)
TriPath Imaging, Inc.	Delaware	100%

(1) owned by a wholly-owned subsidiary of Becton, Dickinson and Company

As of 9/30/2017